Exhibit 10.32

EXECUTION VERSION

FOURTH AMENDMENT dated as of September 21, 2016 (this “Amendment”), to the Credit Agreement dated as of November 20, 2013 (as amended by the First Amendment dated as of December 1, 2014, the Second Amendment dated as of June 2, 2015, and the Third Amendment dated as of December 17, 2015, the  “Credit Agreement”), among CWGS GROUP, LLC, a Delaware limited liability company (the “Borrower”), CWGS ENTERPRISES, LLC, a Delaware limited liability company (“Holdings”), the lenders party thereto (the “Existing Lenders”) and GOLDMAN SACHS BANK USA, as Administrative Agent (in such capacity, the “Administrative Agent”).

Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement (after giving effect to this Amendment).

The Borrower has informed the Administrative Agent and the Existing Lenders that it wishes (a) to obtain a Term Commitment Increase in the amount of $135,000,000 under the Credit Agreement, (b) to apply $100,000,000 of the proceeds of the Term Loans made pursuant to such Term Commitment Increase (the “Incremental Term Loans”) to pay a special dividend to Holdings, which will in turn distribute a corresponding amount to the holders of its Equity Interests and (c) to contribute the remaining proceeds of the Incremental Term Loans to FreedomRoads Entities to finance RV Dealership Acquisitions.   The Borrower has requested that the Persons identified on Schedule I hereto (collectively, the “Incremental Term Lenders”) make the Incremental Term Loans to the Borrower on the Fourth Amendment Effective Date in an aggregate principal amount of $135,000,000.

Holdings and the Borrower have further informed the Administrative Agent and the Existing Lenders that they and the members of Holdings propose to enter into a series of transactions pursuant to which (a) the limited liability company agreement of Holdings will be amended to convert all existing membership interests in Holdings into a single class of common units, (b) Camping World Holdings, Inc., a recently formed Delaware corporation (“CWH”), will issue and sell shares of its Class A common stock for cash in an IPO, with 100% of the proceeds (net of fees and expenses) from such IPO being paid (i) to Holdings in consideration of the purchase of newly issued common units of Holdings and (ii) to certain holders of common units of Holdings in consideration of the purchase of such units, (c) the amounts paid to Holdings as described in the preceding clause (b)(i) will be applied to partially prepay Term Loans and for general corporate purposes and (d) as a result the foregoing transactions, Holdings will be a subsidiary of CWH, which will be its sole managing member.

In connection with the foregoing, (a) Holdings and the Borrower have requested the amendments to the Credit Agreement provided for herein, (b) the Existing Lenders party hereto, constituting the Required Lenders under the Credit Agreement as in effect immediately prior to the Fourth Amendment Effective Date, are willing to agree to such amendments and (c) the Incremental Term Lenders are willing to make the

Incremental Term Loans, in each case on the terms and subject to the conditions set forth herein.

In connection with the Incremental Term Loans and this Amendment, the Borrower has appointed Goldman Sachs Bank USA to act, and Goldman Sachs Bank USA has agreed to act, as sole lead arranger, sole bookrunner and sole syndication agent (in such capacities, the “Arranger”).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.01.                                   Amendments to the Credit Agreement.  The Credit Agreement is hereby amended, effective as of the Fourth Amendment Effective Date, as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)                                     The following definitions are hereby added in their appropriate alphabetical positions:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“CWH” means Camping World Holdings, Inc., a Delaware corporation.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative

authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Fourth Amendment” means the Fourth Amendment dated as of September 21, 2016, among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent.

“Fourth Amendment Effective Date” means September 21, 2016.

“Holdings LLC Agreement” means an Amended and Restated Limited Liability Company Agreement of Holdings to be entered into in connection with the IPO Transactions, substantially in the form of Exhibit A to the Fourth Amendment.

“IPO Transactions” means a series of transactions pursuant to which (a) the limited liability company agreement of Holdings will be amended to convert all existing membership interests in Holdings into a single class of common units, (b) CWH will issue and sell shares of its Class A common stock for cash in an underwritten public offering, with 100% of the proceeds (after payment of Public Company Expenses relating to completion of the IPO) from such IPO being paid (i) to Holdings in consideration of the purchase of newly issued common units of Holdings and (ii) to certain holders of common units of Holdings in consideration of the purchase of such units, (c) the amounts paid to Holdings as described in the preceding clause (b)(i) will be applied to partially prepay Term Loans and for general corporate purposes, and (d) as a result the foregoing transactions, Holdings will be a subsidiary of CWH, which will be its sole managing member.

“Public Company Expenses” means expenses incurred in connection with (a) the IPO Transactions, (b) compliance with the requirements of the Sarbanes-Oxley Act of 2002, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as applicable to companies with equity or debt securities held by the public, or the rules of national securities exchanges applicable to companies with listed equity or debt securities, and (c) any other expenses attributable to the status of CWH as a public company, including expenses relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ fees, directors’ and officer’s insurance and other executive costs, legal, audit and other professional fees and listing and filing fees.

“Tax Receivable Agreement” means a Tax Receivable Agreement to be entered into in connection with the IPO Transactions, in substantially the form attached as Exhibit B to the Fourth Amendment.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(ii)                                  Each of the following definitions set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Change in Control” means (a) the failure of Holdings to own, directly or indirectly through wholly owned subsidiaries, beneficially and of record, all of the Equity Interests of the Borrower, (b) prior to the IPO Transactions, (i) the failure by the Permitted Holders to own, directly or indirectly through one or more holding companies, beneficially and of record, Equity Interests in Holdings representing at least a majority of the aggregate voting power for the election of directors of Holdings represented by the issued and outstanding Equity Interests in Holdings, unless the Permitted Holders otherwise have the right (pursuant to contract, proxy or otherwise), directly or indirectly, to designate or appoint (and do so designate or appoint) a majority of the Board of Directors of Holdings, or (ii) the occupation of a majority of the seats (other than vacant seats) on the Board of Directors of Holdings by Persons who were not nominated, designated or approved by the Board of Directors of Holdings or the Permitted Holders nor appointed by directors so nominated, designated or approved, (c) after the IPO Transactions, (i) the failure of CWH to be the sole managing member of Holdings, or (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the Fourth Amendment Effective Date), other than the Permitted Holders, of Equity Interests of CWH representing 35% or more of the aggregate voting power represented by the issued and outstanding Equity Interests in CWH if the percentage of the aggregate voting power so held is greater at any time than the percentage of the aggregate voting power represented by the Equity Interests in CWH held by the Permitted Holders, or (d) the occurrence of a “Change of Control” (or similar event, however denominated), as defined in the Tax Receivable Agreement or in the documentation governing any Material Indebtedness.

“Holdings” means CWGS Enterprises, LLC, a Delaware limited liability company.

“Incremental Cap” means $477,000,000.

“IPO” means the initial underwritten public offering referred to in the definition of “IPO Transactions”.

“Management Investors” means the directors, officers and employees of Holdings, the Borrower and/or its Subsidiaries who are (directly or indirectly, including through one or more investment vehicles) investors in Holdings (or any direct or indirect parent thereof).

“Permitted Holders” means (a) the Sponsor, (b) Stephen Adams and Marcus Lemonis and their respective wives, children, grandchildren and other immediate family members and any personal representatives of their estates or trusts of which they, their respective wives, children, grandchildren or other immediate family members are the sole beneficiaries (in each case, directly or indirectly, including through one or more investment vehicles) and (c) the Management Investors.

(iii)                               The definition of “Consolidated EBITDA” is hereby amended by deleting the word “and” at the end of clause (a)(xi) thereof, deleting the word “less” at the end of clause (a)(xii) and inserting immediately after the semicolon at the end of clause (a)(xii) thereof the following new clauses (a)(xiii) and (a)(xiv):

(xiii) expenses for such period incurred in connection with the Fourth Amendment; and

(xiv) Public Company Expenses for such period; less

(iv)                              The definition of “Defaulting Lender” is hereby amended by inserting the following phrase in clause (d)(i) of such definition immediately after the phrase “become the subject of a proceeding under any Debtor Relief Law”:

“or become the subject of a Bail-In Action”.

(v)                                 The definition of “IPO Entity” is hereby deleted.

(b)                                 Section 2.10(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

“Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Term Loan Borrowings on the last day of each March, June, September and December (commencing on September 30, 2016) in a principal amount equal to $11,730,542.10; provided that if any such date is not a Business Day, such payment shall be due on the next succeeding Business Day.”

(c)                                  Section 2.20(b)(i) of the Credit Agreement is hereby amended by replacing the reference in clause (x) thereof to the “Third Amendment Effective Date” with a reference to the “Fourth Amendment Effective Date”.

(d)                                 Section 2.20(b)(ii) of the Credit Agreement is hereby amended by replacing references therein to the “Second Amendment Effective Date” and the “Third Amendment Effective Date” with references to the “Fourth Amendment Effective Date”, and by replacing the parenthetical in clause (ii) thereof with the following:

“(including, for the avoidance of doubt, the Term Commitment Increases effected pursuant to the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment)”.

(e)                                  Section 3.14 of the Credit Agreement is hereby amended by replacing each reference to “the Third Effective Date” therein with “the Fourth Amendment Effective Date”.

(f)                                   Section 3.17 of the Credit Agreement is hereby amended to read as follows:

“The Borrower will use the proceeds of (a) the Term Loans made on the Effective Date to finance a portion of the Transactions and pay Transaction Costs, (b) the Term Loans made on the First Amendment Effective Date (i) to pay Transaction Costs and (ii) to make Investments in FreedomRoads Entities pursuant to Section 6.04(t), which will be used by the FreedomRoads Entities to finance RV Dealership Acquisitions made on or subsequent to November 19, 2014, (c) the Term Loans made on the Second Amendment Effective Date (i) to pay Transaction Costs and (ii) to pay the Special Distribution or for general corporate purposes, (d) the Term Loans made on the Third Amendment Effective Date (i) to pay Transaction Costs and (ii) to make Investments in FreedomRoads Entities pursuant to Section 6.04(t), which will be used by the FreedomRoads Entities to finance RV Dealership Acquisitions, (e) the Term Loans made on the Fourth Amendment Effective Date (i) to pay Transaction Costs, (ii) in the amount of $100,000,000, to pay a special dividend to Holdings, which will in turn distribute a corresponding amount to the holders of its Equity Interests, and (iii) to make Investments in FreedomRoads Entities pursuant to Section 6.04(t), which will be used by the FreedomRoads Entities to finance RV Dealership Acquisitions and (f) the Revolving Loans and Swingline Loans made after the Effective Date for general corporate purposes.”

(g)                                  Section 5.10 of the Credit Agreement is hereby amended to add the following as the new fifth sentence thereof:

“The Borrower will use the proceeds of the Term Loans made on the Fourth Amendment Effective Date (i) to pay transaction costs incurred in connection with the Fourth Amendment, (ii) in the amount of $100,000,000, to pay a special dividend to Holdings, which will in turn distribute a corresponding amount to the holders of its Equity Interests, and (iii) to make Investments in FreedomRoads Entities pursuant to

Section 6.04(t), which will be used by the FreedomRoads Entities to finance RV Dealership Acquisitions or for general corporate purposes.”

and by inserting after the words “Letters of Credit” in the last sentence thereof the words “and the proceeds of the Revolving Loans and Swingline Loans made after the Effective Date”.

(h)                                 Section 6.01(a)(xxiii) of the Credit Agreement is hereby amended by amending clause (B) thereof to read as follows:

“(B) the aggregate principal amount of all Additional Notes issued pursuant to this clause (xxiii) shall not exceed (x) the Incremental Cap less (y) the amount of all Revolving Commitment Increases and Term Commitment Increases (including, for the avoidance of doubt, the Term Commitment Increases effected pursuant to the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment),”.

(i)                                     Section 6.04(t) of the Credit Agreement is hereby amended to read as follows:

“(t)                              Investments in an aggregate amount not greater than $207,000,000 by the Borrower in FreedomRoads Entities with the proceeds of the Term Loans issued on the First Amendment Effective Date, the Third Amendment Effective Date and the Fourth Amendment Effective Date, in each case to finance RV Dealership Acquisitions by such FreedomRoads Entities.”

(j)                                    Section 6.08(a) of the Credit Agreement is hereby amended as follows:

(i)                                     Clause (v) is amended by replacing the amounts $4,500,000 and $6,500,000 with $10,000,000 and $15,000,000, respectively.

(ii)                                  Clause (vii)(A) is amended to read as follows:

“(A)   to the extent Holdings is required to make any payments for tax periods (1) prior to the IPO Transactions, under Section 5.1(b) of the Limited Liability Company Agreement of Holdings, dated as of March 2, 2011, as amended prior to the Fourth Amendment Effective Date (for tax periods starting after the Effective Date, without giving effect to amounts paid for prior tax periods), and (2) after the IPO Transactions, under Section 4.01(b) of the Holdings LLC Agreement;”

(iii)                               The word “and” at the end of clause (ix) is deleted; clause (x) is renumbered as clause (xi); the words “and the special dividend contemplated by the penultimate sentence of Section 5.10(g)” at the end of such renumbered clause (xi); and the following new clause (x) is inserted immediately after clause (ix):

“(x)                           after the IPO Transactions, so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may make Restricted Payments to Holdings:

(A)                               to provide funds that are used by CWH to pay amounts required to be paid by CWH under the Tax Receivable Agreement;

(B)                               to provide funds that are used by Holdings and/or CWH to (1) pay Public Company Expenses, (2) reimburse expenses of CWH to the extent required by the Holdings LLC Agreement and (3) make indemnification payments to the extent required by the Holdings LLC Agreement;

(C)                               of up to $30,000,000 during any period of four fiscal quarters to provide funds that are used by Holdings to pay regular quarterly dividends ratably to its unitholders (including CWH); provided that the funds received by CWH are used to pay regular quarterly dividends to its shareholders; and

(D)                               Restricted Payments to Holdings that are used for “Cash Settlements” pursuant to the Holdings LLC Agreement.”

(k)                                 Section 6.14(a)(iii) of the Credit Agreement is hereby amended to read as follows:

“(iii) participating in tax, accounting and other administrative matters as a member of the consolidated group of Holdings and the Borrower or, after the IPO Transactions, of CWH,”

(l)                                     Section 6.14(a)(viii) of the Credit Agreement is hereby amended to read as follows:

“(viii) activities in connection with or incidental to the consummation of the Transactions and the IPO Transactions, including any activities in connection with or incidental to the Tax Receivable Agreement, the Holdings LLC Agreement or any other agreement entered into in connection with or incidental to the IPO Transactions”.

(m)                             Article IX is hereby amended to insert the following new Section 9.18 in the appropriate numerical order:

“Section 9.13  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

SECTION 1.02.                                   Incremental Term Loans.  (a) Subject to the terms and conditions set forth herein and in the Credit Agreement (as amended by this Amendment), each Incremental Term Lender agrees, severally and not jointly, to make an Incremental Term Loan to the Borrower in a single drawing on the Fourth Amendment Effective Date in the principal amount set forth opposite such Incremental Term Lender’s name on Schedule I hereto (the commitment of each Incremental Term Lender to make such Incremental Term Loan being called its “Incremental Term Commitment”).  Amounts repaid in respect of Incremental Term Loans may not be reborrowed.

(b)                                 Except as provided herein, the terms of the Incremental Term Loans shall be identical to those of the Term Loans outstanding immediately prior to the effectiveness of this Amendment (the “Existing Term Loans”), after giving effect to the modifications of the terms of the Existing Term Loans as set forth in this Amendment.  In furtherance of the foregoing, pursuant to Section 2.20 of the Credit Agreement, and effective as of the Fourth Amendment Effective Date, for all purposes of the Loan Documents, (i) the Incremental Term Commitments shall constitute a Term Commitment Increase established, and the Incremental Term Loans made hereunder shall constitute an increase in the aggregate amount of the Existing Term Loans incurred, in accordance with Section 2.20 of the Credit Agreement, (ii) the Incremental Term Commitments shall be “Commitments” under the Credit Agreement, (iii) the Incremental Term Loans made pursuant to the Incremental Term Commitments shall be “Term Loans” under the Credit Agreement and shall constitute Loans of the same Class as the Existing Term Loans, (iv) Borrowings of the Incremental Term Loans shall constitute “Term Loan Borrowings” under the Credit Agreement, including for purposes of repayments due in respect of Term Loan Borrowings under Section 2.10 of the Credit Agreement, and (v) each Incremental Term Lender shall be a “Lender” and a “Term Lender” under the Credit Agreement, shall be a party to the Credit Agreement as a Lender and a Term Lender, shall have all the rights and obligations of, and benefits accruing to, a Lender and a Term Lender under the Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of Lenders and Term Lenders.  Without limiting the foregoing, the Incremental Term Loans made hereunder shall mature on the Term Maturity Date, shall participate in any mandatory or voluntary prepayments on a pro rata basis with the Existing Term Loans and, subject to paragraph (c) of this Section, shall bear interest at the rate specified in the Credit Agreement as applicable to the Existing Term Loans.  Each reference to the Credit Agreement in this paragraph (b) shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

(c)                                  It is the intent of the parties to this Amendment that all Incremental Term Loans made on the Fourth Amendment Effective Date be included in each outstanding Borrowing of Existing Term Loans on a pro rata basis.  In furtherance of the foregoing, and notwithstanding anything to the contrary in the Credit Agreement, each of the parties hereto agrees that a portion of each Incremental Term Loan shall be allocated to each outstanding Borrowing of Existing Term Loans on a pro rata basis and that the interest rate applicable to each such Incremental Term Loan allocated to a Eurocurrency Borrowing for the remainder of the existing Interest Period applicable to such Borrowing shall equal the Adjusted LIBO Rate applicable on the Fourth Amendment Effective Date to the Existing Term Loans included in such Borrowing plus the Applicable Rate.  Subject to the proviso to Section 2.13(d)(ii) of the Credit Agreement, accrued interest on the portion of the Incremental Term Loans included in each Borrowing of the Existing Term Loans pursuant to this paragraph (c) shall be payable in arrears on each Interest Payment Date applicable to such Borrowing; provided that, notwithstanding anything to the contrary above, any conversion or continuation of any Borrowing of Term Loans (including the Incremental Term Loans included therein), and the election of any Interest Period therefor, occurring prior to the end of any existing Interest Period applicable to such Borrowing as of the Fourth Amendment Effective Date shall be allocated ratably among the Lenders holding all Term Loans (including the Incremental Term Loans) included in such Borrowing.  It is acknowledged and agreed that each payment of interest on the Term Loans (including the Incremental Term Loans) shall be allocated by the Administrative Agent among the existing Term Lenders and the Incremental Term Lenders in a manner that reflects the actual number of days of interest accrued on the outstanding principal amount of the Incremental Term Loans compared to the actual number of days of interest accrued on the outstanding principal amount of the Existing Term Loans.

(d)                                 The funding of the Incremental Term Loans to be made hereunder shall be made in the manner contemplated by Section 2.06 of the Credit Agreement.

Unless previously terminated, the Incremental Term Commitments shall terminate at 5:00 p.m., New York City time, on the Fourth Amendment Effective Date.

(e)                                  The Administrative Agent hereby consents to this Amendment and confirms that each Incremental Term Lender not already a Lender under the Credit Agreement immediately prior to the Fourth Amendment Effective Date is acceptable to the Administrative Agent.

SECTION 1.03.                                   Fees.  The Borrower agrees to pay on the Fourth Amendment Effective Date to the Administrative Agent, (a) for the account of each Incremental Term Lender, a fee (the “Incremental Fee”) in an amount equal to 0.050% of the amount of the Incremental Term Commitment of such Incremental Term Lender and (b) for the account of each Existing Lender that shall have executed and delivered a counterpart of this Amendment by 12:00 p.m., New York City time, on September 20, 2016, a consent fee equal to 0.125% of the sum of such Lender’s Revolving Commitment (whether used or unused) and the outstanding principal amount of its Term Loans immediately prior to the Fourth Amendment Effective Date.  The foregoing fees shall be payable in immediately available funds and shall not be refundable.

SECTION 1.04.                                   Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each of Holdings and the Borrower represents and warrants to the Lenders that, as of the Fourth Amendment Effective Date:

(a)                                 This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and this Amendment and the Credit Agreement, as amended by this Amendment, each constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                                 The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date; provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified by “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on and as of the Fourth Amendment Effective Date or as of such earlier date, as the case may be.

(c)                                  On and as of the Fourth Amendment Effective Date, at the time of and immediately after giving effect to the incurrence of the Incremental Term Loans, no Default or Event of Default will have occurred and be continuing.

SECTION 1.05.                                   Effectiveness.  The effectiveness of this Amendment on the Fourth Amendment Effective Date is subject to the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent (or its counsel) shall have received either (i) counterparts of this Amendment that, when taken together, bear the signatures of (A) Holdings, (B) the Borrower, (C) the Required Lenders (determined immediately prior to the effectiveness of the Incremental Term Commitments), (D) each Incremental Term Lender and (E) the Administrative Agent or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that each such party has signed a counterpart of this Amendment.

(b)                                 The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent, the Lenders, the Incremental Term Lenders and the Issuing Banks and dated the Fourth Amendment Effective Date) of Kirkland & Ellis LLP, counsel for Holdings and the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, covering such matters relating to the Borrower and Holdings, this Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request.  Each of Holdings and the Borrower hereby requests such counsel to deliver such opinion.

(c)                                  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel shall reasonably have requested relating to the organization, existence and good standing of the Borrower and Holdings, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Borrower and Holdings, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)                                 The Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed on behalf of Holdings and the Borrower by a Responsible Officer of each such Loan Party, confirming compliance with the representations set forth in Section 1.04 hereof.

(e)                                  The Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed on behalf of the Borrower by a Financial Officer thereof, certifying that, at the time of the Borrower’s request to effect the Term Commitment Increase established hereby and on the Fourth Amendment Effective Date, the Borrower is in compliance on a Pro Forma Basis with the Financial Performance Covenant recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b) of the Credit Agreement (regardless of whether such Financial Performance Covenant is applicable at such time), and including reasonably detailed calculations demonstrating compliance therewith.

(f)                                   The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent (and substantially consistent with such certificate delivered by the Borrower on the Effective Date), certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the transactions to occur on the Fourth Amendment Effective Date.

(g)                                  Each Loan Party (other than Holdings and the Borrower) shall have executed and delivered to the Administrative Agent a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it consents to this Amendment and the Incremental Term Loans and agrees that the Guarantee Agreement, the Collateral Agreement and the other Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Guaranteed Obligations and Secured Obligations of such Loan Party (including the Incremental Term Loans).

(h)                                 The Administrative Agent shall have received a written Borrowing Request from the Borrower in respect of the Incremental Term Loans complying with the requirements in Section 2.03 of the Credit Agreement not later than 12:00 noon, New York City time, three Business Days before the Fourth Amendment Effective Date (or such later date as the Arranger may agree).

(i)                                     The Administrative Agent shall have received the fees provided for in Section 1.03 and all other fees and other amounts previously agreed in writing by the Arranger and the Borrower to be due and payable on or prior to the Fourth Amendment Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under the Credit Agreement or any other Loan Document.

(j)                                    The Administrative Agent and the Arranger shall have received, at least three days prior to the Fourth Amendment Effective Date, all documentation and other information about the Loan Parties as shall have been requested in writing by the Administrative Agent or the Arranger that they shall have determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act.

SECTION 1.06.                                   Effect of Amendment.  (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other

Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)                                 On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a “Loan Document” and an “Incremental Term Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 1.07.                                   Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 1.08.                                   Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 1.09.                                   Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CWGS GROUP, LLC, as the Borrower

By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chief Executive Officer

CWGS ENTERPRISES, LLC, as Holdings

By:	/s/ Marcus Lemonis
	Name:	Marcus Lemonis
	Title:	Chief Executive Officer

GOLDMAN SACHS BANK USA, individually and as Administrative Agent, an Existing Lender and an Incremental Term Lender

By:	/s/ Thomas M. Manning
	Name:	Thomas M. Manning
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Stichting Pensioenfonds DSM Nederland

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
1199 SEIU Health Care Employees Pension Fund

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
John Hancock Funds II High Yield Fund

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
A Voce CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Advocate Health Care Network

BY: PineBridge Investments LLC
Its Investment Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
AG Diversified Income Master Fund, L.P.

BY: Angelo, Gordon & Co., L.P., as Fund Advisor

	By:	/s/ Maureen D’ Alleva
		Name:	Maureen D’ Alleva
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds
By: Sound Point Capital Management, LP as Sub-Advisor

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
American General Life Insurance Company

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
American Home Assurance Company

By: Invesco Senior Secured Management, Inc. as
Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Annisa CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral
Manager

	By:	/s/ Egan, Kevin
		Name:	Egan, Kevin
		Title:	M

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Arch Investment Holdings III Ltd.

BY: PineBridge Investments LLC As Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Ascension Alpha Fund, LLC

By: Pioneer Institutional Asset Management, Inc.
As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General
Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Ascension Health Master Pension Trust

By: Pioneer Institutional Asset Management, Inc.
As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General
Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Baptist Health South Florida, Inc.

By: Seix Investment Advisors LLC, as Advisor

	By:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Betony CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as
Collateral Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Bill and Melinda Gates Foundation

BY: Western Asset Management Company as
Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Blue Hill CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as
Collateral Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:BNY Mellon Global High Yield Bond Fund

By:	/s/ Chris Barris
	Name:	Chris Barris
	Title:	Portfolio Manager

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:

BOC Pension Investment Fund

BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:

California State Teachers’ Retirement System

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	Oppenheimer Senior Floating Rate Fund,

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Margaret Jones
		Name:	Margaret Jones
		Title:	Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	Oppenheimer Senior Floating Rate Plus Fund,

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Margaret Jones
		Name:	Margaret Jones
		Title:	Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	Catlin Underwriting Agencies LTD,

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Margaret Jones
		Name:	Margaret Jones
		Title:	Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	Catlin RE Switzerland LTD,

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Margaret Jones
		Name:	Margaret Jones
		Title:	Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	Harbourview CLO VII,LTD

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Margaret Jones
		Name:	Margaret Jones
		Title:	Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	Oppenheimer Fundamental Alternatives Fund

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Margaret Jones
		Name:	Margaret Jones
		Title:	Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	Oppenheimer Master Loan Fund, LLC.

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.	By:	/s/ Margaret Jones
		Name:	Margaret Jones
		Title:	Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	CITIBANK, N.A.

	By:	/s/ Brian S. Broyles
		Name:	Brian S. Broyles
		Title:	Attorney-In-Fact

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
City National Rochdale Fixed Income Opportunities Fund

By: Seix Investment Advisors LLC, as Subadviser

	By:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
The City of New York Group Trust

BY: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Commonwealth of Pennsylvania, Treasury Department

BY: Sound Point Capital Management, LP as Investment Advisor

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Crestline Denali CLO XIV, LTD.

By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XIV, LTD.

	By:	/s/ Kelli C. Marti
		Name:	Kelli Marti
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
DENALI CAPITAL CLO VII, LTD.

BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for
DENALI CAPITAL CLO VII, LTD.

	By:	/s/ Kelli C. Marti
		Name:	Kelli Marti
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
DENALI CAPITAL CLO X, LTD.

BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for
DENALI CAPITAL CLO X, LTD.

r	By:	/s/ Kelli C. Marti
		Name:	Kelli Marti
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
DENALI CAPITAL CLO XI, LTD.

BY: Crestline Denali Capital, L.P., collateral manager for
DENALI CAPITAL CLO XI, LTD.

	By:	/s/ Kelli C. Marti
		Name:	Kelli Marti
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Denali Capital CLO XII, Ltd.

BY: Crestline Denali Capital, L.P., collateral manager for
DENALI CAPITAL CLO XII, LTD.

	By:	/s/ Kelli C. Marti
		Name:	Kelli Marti
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender: Deutsche Bank (Cayman) Limited

(solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts) as the Trustee

By: Deutsche Bank AG New York Branch

By:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Assistant Vice President

By:	/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Assistant Vice President

By:	/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Diversified Credit Portfolio Ltd.

BY: Invesco Senior Secured Management, Inc. as Investment Adviser

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Dreyfus/Laurel Funds Trust - Dreyfus High Yield Fund

By: Alcentra NY, LLC, as investment advisor

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Employees’ Retirement System of the State of Rhode Island

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Galaxy XIV CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Galaxy XIX CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Galaxy XV CLO, Ltd.

By: PineBridge Investments LLC
As Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Galaxy XVI CLO, Ltd.

BY: Pinebridge Investments LLC As Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Galaxy XVII CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Galaxy XVIII CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Galaxy XX CLO, Ltd.

BY: PineBridge Investments LLC, as Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

 DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Galaxy XXI CLO, Ltd.

By: PineBridge Investment LLC Its Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Galaxy XXII CLO, Ltd

By: PineBridge Investments LLC as Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Gallatin CLO IV 2012-1, Ltd
As Assignee
Name of Lender:	By: MP Senior Credit Partners L.P. as its Collateral Manager

	By:	/s/ Justin Driscoll
		Name:	Justin Driscoll
		Title:	CEO

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Gallatin CLO V 2013-1, Ltd
As Assignee
Name of Lender:	By: MP Senior Credit Partners L.P. as its Collateral Manager

	By:	/s/ Justin Driscoll
		Name:	Justin Driscoll
		Title:	CEO

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

GALLATIN CLO VI 2013-2, LLC
Name of Lender:	By: MP Senior Credit Partners L.P. as its Portfolio Manager

	By:	/s/ Justin Driscoll
		Name:	Justin Driscoll
		Title:	CEO

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Gallatin CLO VII 2014-1, Ltd.
Name of Lender:	By: MP Senior Credit Partners as its Portfolio Manager

	By:	/s/ Justin Driscoll
		Name:	Justin Driscoll
		Title:	CEO

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment Trust
By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Global-Loan SV S.A r.l.

Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	GOLDMAN SACHS BANK USA

	By:	/s/ Mehmet Barlas
		Name:	Mehmet Barlas
		Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Hildene CLO I Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

	By:	/s/ David Prael
		Name:	David Prael
		Title:	Chief Financial Officer

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Hildene CLO II Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

	By:	/s/ David Prael
		Name:	David Prael
		Title:	Chief Financial Officer

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Hildene CLO III Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

	By:	/s/ David Prael
		Name:	David Prael
		Title:	Chief Financial Officer

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LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
HILDENE CLO IV, Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

	By:	/s/ David Prael
		Name:	David Prael
		Title:	Chief Financial Officer

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LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Hull Street CLO, Ltd.

	By:	/s/ Scott D’Orsi
		Name:	Scott D’Orsi
		Title:	Portfolio Manager

For any Lender requiring a second signature block:

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Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
ILLINOIS STATE BOARD OF INVESTMENT

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Invesco BL Fund, Ltd.

By: Invesco Management S.A. As Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Invesco Dynamic Credit Opportunities Fund

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Invesco Floating Rate Fund

BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Invesco Senior Income Trust

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Invesco Senior Loan Fund

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
INVESCO SSL FUND LLC

By: Invesco Senior Secured Management, Inc. as
Collateral Manager

	By:	/s/ Egan, Kevin
		Name:	Egan, Kevin
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Invesco Zodiac Funds - Invesco US Senior Loan Fund

By: Invesco Senior Secured Management, Inc. as
Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Invesco Zodiac Funds - Invesco Global Senior Loan Select Fund

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Egan, Kevin
		Name:	Egan, Kevin
		Title:	M

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By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
James River Insurance Company

BY: Angelo, Gordon & Co., L.P. as Investment Manager

	By:	/s/ Maureen D’ Alleva
		Name:	Maureen D’ Alleva
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:	Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim]

	By:	/s/ David C. Wagner
PPM America, Inc., as Delegated Manager
		Name:	David C. Wagner
		Title:	Managing Director

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:	JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

	By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
		Name:	David C. Wagner
		Title:	Managing Director

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
John Hancock Fund II Floating Rate Income Fund

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
John Hancock Variable Insurance Trust - High Yield Trust

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
JRG Reinsurance Company, Ltd.

BY: Angelo, Gordon & Co., L.P. as Investment Manager

	By:	/s/ Maureen D’ Alleva
		Name:	Maureen D’ Alleva
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Kaiser Foundation Hospitals

By: Sound Point Capital Management, LP as Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Kaiser Foundation Hospitals

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Kaiser Permanente Group Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Kaiser Permanente Group Trust

By: Sound Point Capital Management, LP as Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KKR CLO 10 LTD.

	By:	/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KKR CLO 11 LTD.

	By:	/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KKR CLO 12 LTD.

	By:	/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KKR CLO 9 LTD.

	By:	/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KKR FINANCIAL CLO 2012-1, LTD.

	By:	/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KKR Financial CLO 2013-1 Holdings, Ltd.

	By:	/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KKR FINANCIAL CLO 2013-2, LTD.

	By:	/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KVK CLO 2012-2, LTD.

	By:	/s/ David Cifonelli
		Name:	David Cifonelli
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KVK CLO 2013-1, Ltd

	By:	/s/ David Cifonelli
		Name:	David Cifonelli
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KVK CLO 2013-2 LTD.

	By:	/s/ David Cifonelli
		Name:	David Cifonelli
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KVK CLO 2014-1 Ltd.

	By:	/s/ David Cifonelli
		Name:	David Cifonelli
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KVK CLO 2014-2 Ltd.

	By:	/s/ David Cifonelli
		Name:	David Cifonelli
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KVK CLO 2014-3 Ltd.

	By:	/s/ David Cifonelli
		Name:	David Cifonelli
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
KVK CLO 2015-1 Ltd.

	By:	/s/ David Cifonelli
		Name:	David Cifonelli
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Lancashire Insurance Company Limited

By: PineBridge Investments Europe Limited As Collateral Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Legg Mason IF Western Asset Global Multi Strategy Bond Fund

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Western Asset Short Duration High Income fund

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Western Asset Core Plus VIT Portfolio

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Lexington Insurance Company

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Limerock CLO II, Ltd.

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Limerock CLO III, Ltd.

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Linde Pension Plan Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Legg Mason Western Asset Global Multi-Strategy Fund

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Longfellow Place CLO, Ltd.

	By:	/s/ Scott D’Orsi
		Name:	Scott D’Orsi
		Title:	Portfolio Manager

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Lord Abbett Bond Debenture Fund, Inc.

By: Lord Abbett & Co LLC, As Investment Manager

	By:	/s/ Jeffrey Lapin
		Name:	Jeffrey Lapin
		Title:	Portfolio Manager, Taxable Fixed Income

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Lord Abbett Investment Trust - High Yield Fund

By: Lord Abbett & Co LLC, As Investment Manager

	By:	/s/ Jeffrey Lapin
		Name:	Jeffrey Lapin
		Title:	Portfolio Manager, Taxable Fixed Income

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Lord Abbett Passport Portfolios plc. - Lord Abbett Multi-Sector Income Fund

	By:	/s/ Jeffrey Lapin
		Name:	Jeffrey Lapin
		Title:	Portfolio Manager, Taxable Fixed Income

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Lord Abbett Passport Portfolios plc. - Lord Abbett High Yield Fund

	By:	/s/ Jeffrey Lapin
		Name:	Jeffrey Lapin
		Title:	Portfolio Manager, Taxable Fixed Income

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio

By: Lord Abbett & Co LLC, As Investment Manager

	By:	/s/ Jeffrey Lapin
		Name:	Jeffrey Lapin
		Title:	Portfolio Manager, Taxable Fixed Income

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Marea CLO, Ltd.

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Medical Liability Mutual Insurance Company

BY: Invesco Advisers, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Western Asset Management Strategic Bond Opportunities Portfolio

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Endurance Investment Holdings Ltd.

BY: PineBridge Investments LLC Its Investment Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Mountain Hawk I CLO, LTD.

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Mountain Hawk II CLO, LTD.

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Mountain Hawk III CLO, Ltd.

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Mountain View CLO 2013-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

	By:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Mountain View CLO 2014-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

	By:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Mountain View CLO IX Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

	By:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Mountain View CLO X Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

	By:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
MT. WILSON CLO II, LTD.

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
ALJ Global Bank Loan Fund 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Invesco Bank Loan Fund Series 2 A Series Trust of Multi Manager Global Investment Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Multi Sector Value Bond Fund

By: Pioneer Institutional Asset Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Multi-Credit SPV S.A r.l.

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
MultiMix Wholesale Diversified Fixed Interest Trust

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Invesco Polaris US Bank Loan Fund

BY: Invesco Senior Secured Management, Inc. as
Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
PBI Stable Loan Fund a series trust of MYL Investment Trust

BY: PineBridge Investments LLC
As Investment Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
National Union Fire Insurance Company of Pittsburgh, Pa.

By: Invesco Senior Secured Management, Inc. as
Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Nomad CLO, Ltd.

BY: Invesco Senior Secured Management, Inc. as
Collateral Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
North End CLO, Ltd

BY: Invesco Senior Secured Management, Inc. as
Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Northwell Health, Inc.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

North Shore University Hospital as sponsor of Northwell Health Cash Balance Plan

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
NORTHWOODS CAPITAL IX, LIMITED

By: Angelo, Gordon & Co., LP as Collateral Manager

	By:	/s/ Maureen D’ Alleva
		Name:	Maureen D’ Alleva
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
NORTHWOODS CAPITAL X, LIMITED

BY: Angelo, Gordon & Co., LP As Collateral Manager

	By:	/s/ Maureen D’ Alleva
		Name:	Maureen D’ Alleva
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
NORTHWOODS CAPITAL XI, LIMITED

BY: Angelo, Gordon & Co., LP As Collateral Manager

	By:	/s/ Maureen D’ Alleva
		Name:	Maureen D’ Alleva
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
NORTHWOODS CAPITAL XII, LIMITED

BY: Angelo, Gordon & Co., LP As Collateral Manager

	By:	/s/ Maureen D’ Alleva
		Name:	Maureen D’ Alleva
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Northwoods Capital XIV, Limited

BY: Angelo, Gordon & Co., LP
As Collateral Manager

	By:	/s/ Maureen D’ Alleva
		Name:	Maureen D’ Alleva
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	Nationwide Mutual Insurance Company

	By:	/s/ Ronald R. Serpico
		Name:	Ronald R. Serpico
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	NVIT Core Bond Fund, A Series of Nationwide
Variable Management LLC

by Nationwide Asset Management, LLC its Sub Advisor.

	By:	/s/ Ronald R. Serpico
		Name:	Ronald R. Serpico
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	Nationwide Indemnity Company

	By:	/s/ Ronald R. Serpico
		Name:	Ronald R. Serpico
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XI, Ltd.

BY: Octagon Credit Investors, LLC
as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners 24, Ltd.

By: Octagon Credit Investors, LLC
as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners 25, Ltd.

By: Octagon Credit Investors, LLC as Collateral
Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners 26, Ltd.

By: Octagon Credit Investors, LLC as Portfolio
Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XII, Ltd.

BY: Octagon Credit Investors, LLC
as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XIV, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XIX, Ltd.

	By:	Octagon Credit Investors, LLC
as collateral manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XV, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XVI, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XVII, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XVIII, Ltd.

	By:	Octagon Credit Investors, LLC
as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XX, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XXI, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XXII, Ltd

	By:	Octagon Credit Investors, LLC
as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Investment Partners XXIII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity)

BY: Octagon Credit Investors, LLC, as Portfolio Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Loan Funding, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Paul Credit Fund Series I, Ltd.

BY: Octagon Credit Investors, LLC as Portfolio Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Octagon Senior Secured Credit Master Fund Ltd.

BY: Octagon Credit Investors, LLC as Investment Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
PF Managed Bond Fund

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
PineBridge Senior Secured Loan Fund Ltd.

BY: PineBridge Investments LLC Its Investment Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pinnacol Assurance

BY: PineBridge Investments LLC Its Investment Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Bond Fund

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Diversified High Income Trust

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Dynamic Credit Fund

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Floating Rate Trust

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Global High Yield Fund

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer High Income Trust

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer High Yield Fund

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Institutional Multi-Sector Fixed Income Portfolio

By: Pioneer Institutional Asset Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Institutional Solutions - Credit Opportunities

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Investments Diversified Loans Fund

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Multi-Sector Fixed Income Trust

By: Pioneer Institutional Asset Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Multi-Asset Ultrashort Income Fund

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Floating Rate Fund

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Strategic Income Fund

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Pioneer Bond VCT Portfolio

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Privilege Underwriters Reciprocal Exchange

By: Sound Point Capital Management, LP as Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
PURE Insurance Company

By: Sound Point Capital Management, LP as Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Recette CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ Egan, Kevin
		Name:	Egan, Kevin
		Title:	M

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Regatta II Funding LP

By: Napier Park Global Capital (US) LP Attorney-in-fact

	By:	/s/ Melanie Hanlon
		Name:	Melanie Hanlon
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Regatta III Funding Ltd

By: Napier Park Global Capital (US) LP Attorney-in-fact

	By:	/s/ Melanie Hanlon
		Name:	Melanie Hanlon
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Regatta IV Funding Ltd

By: Napier Park Global Capital (US) LP Attorney-in-fact

	By:	/s/ Melanie Hanlon
		Name:	Melanie Hanlon
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Regatta V Funding Ltd

By: Napier Park Global Capital (US) LP Attorney-in-fact

	By:	/s/ Melanie Hanlon
		Name:	Melanie Hanlon
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Regatta VI Funding Ltd

By: Regatta Loan Management LLC its Collateral Manager

	By:	/s/ Hanlon, Melanie
		Name:	Hanlon, Melanie
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Renaissance Investment Holdings Ltd.

By: Lord Abbett & Co LLC, As Investment Manager

	By:	/s/ Jeffrey Lapin
		Name:	Jeffrey Lapin
		Title:	Portfolio Manager, Taxable Fixed Income

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
RidgeWorth Funds - Seix Floating Rate High Income Fund

By: Seix Investment Advisors LLC, as Subadviser

	By:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
RLI INSURANCE COMPANY

BY: PineBridge Investments LLC Its Investment Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Russell Institutional Funds, LLC - Russell Multi-Asset Core Plus Fund

BY: THL Credit Advisors LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Russell Institutional Funds, LLC - Russell Core Bond Fund

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Russell Investment Company Russell Global Opportunistic Credit Fund

BY: THL Credit Advisors LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Russell Investment Company Russell Strategic Bond Fund

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Russell Investment Company Russell Multi-Strategy Income Fund

THL Credit Advisors LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Russell Investment Company Russell Short Duration Bond Fund

BY: THL Credit Advisors LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Russell Investment Funds Core Bond Fund

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Russell Qualified Investment Funds PLC

By THL Credit Advisors LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Seix Multi-Sector Absolute Return Fund L.P.

By: Seix Multi-Sector Absolute Return Fund GP LLC,
in its capacity as sole general partner

By: Seix Investment Advisors LLC, its sole member

	By:	/s/ George Goudelias
		Name:	George Goudelias
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sentry Insurance a Mutual Company

BY: Invesco Senior Secured Management, Inc. as Sub-
Advisor

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Shackleton 2013-III CLO, Ltd.

BY: Alcentra NY, LLC, as investment advisor

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Shackleton 2013-IV CLO, LTD

by Alcentra NY, LLC as its Collateral Manager

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Shackleton 2014-V CLO, Ltd.

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Shackleton 2014-VI CLO, Ltd.

BY: Alcentra NY, LLC as its Collateral Manager

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Shackleton 2015-VII CLO, Ltd.

BY: Alcentra NY, LLC as its Collateral Manager

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Shackleton 2015-VIII CLO, Ltd.

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Shackleton I CLO, Ltd.

BY: Alcentra NY, LLC, as investment advisor

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Shackleton II CLO, Ltd.

by Alcentra NY, LLC as its Collateral Manager

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Smithfield Foods Master Trust

by THL Credit Advisors LLC,
as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point CLO I, Ltd

BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point CLO II, Ltd

BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point CLO III, Ltd

BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point CLO IV, Ltd

BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point CLO IX, Ltd.

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point CLO V, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point CLO VI, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point CLO VII, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point CLO VIII, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point CLO X, Ltd.

By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Sound Point Senior Floating Rate Master Fund, L.P.

BY: Sound Point Capital Management, LP as Investment Advisor

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Staniford Street CLO, Ltd.

	By:	/s/ Scott D’Orsi
		Name:	Scott D’Orsi
		Title:	Portfolio Manager

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund

By THL Credit Senior Loan Strategies LLC, as Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Stichting Blue Sky Active High Yield Fixed Income USA Fund

By: Lord Abbett & Co LLC, As Investment Manager

	By:	/s/ Jeffrey Lapin
		Name:	Jeffrey Lapin
		Title:	Portfolio Manager, Taxable Fixed Income

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Stichting Pensioenfonds Medische Specialisten

By: Pioneer Institutional Asset Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Adams Mill CLO Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

AEGIS Electric and Gas International Services, Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Associated Electric & Gas Insurance Services Limited

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Brookside Mill CLO Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Cervantes Portfolio, LLC

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Christian Super

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Credos Floating Rate Fund LP

By:	SHENKCMAN CAPITAL MANAGEMENT, INC.,
as General Partner

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Four Points Multi-Strategy Master Fund, Inc.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager for the Loan Account

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

GuideStone Funds Flexible Income Fund

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Health Employees Superannuation Trust Australia

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Highmark Inc.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Jackson Mill CLO Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Portfolio Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Jefferson Mill CLO, Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Kentucky Retirement Systems (Shenkman — Insurance Fund Account)

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Kentucky Retirement Systems (Shenkman — Pension Account)

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Teachers’ Retirement System of the State of Kentucky

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Kentucky Teachers’ Retirement System Insurance Trust Fund

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Providence Health & Services Investment Trust (Bank Loans Portfolio)

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Shenkman Floating Rate High Income Fund

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Slater Mill Loan Fund, LP

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Sudbury Mill CLO, Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Texas PrePaid Higher Education Tuition Board

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Adviser

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

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DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Virginia College Savings Plan,.

By:	SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager,

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Executive Vice President

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Washington Mill CLO Ltd.

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

WM Pool — Fixed Interest Trust No. 7

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Teachers Retirement System of Oklahoma

By: Lord Abbett & Co LLC, As Investment Manager

	By:	/s/ Jeffrey Lapin
		Name:	Jeffrey Lapin
		Title:	Portfolio Manager, Taxable Fixed Income

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Teamsters Pension Trust Fund of Philadelphia & Vicinity

BY: Sound Point Capital Management, LP as Investment Advisor

	By:	/s/ Misha Shah
		Name:	Misha Shah
		Title:	CLO Operations Associate

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Collective Trust High Yield Fund

By: Alcentra NY, LLC, as investment advisor

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund

By: Alcentra NY, LLC, as investment advisor

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL Credit Wind River 2014-3 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, as Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL Credit Logan JV SPV I LLC

By: THL Credit Logan JV LLC, its Designated Manager

	By:	/s/ Chris Flynn
		Name:	Chris Flynn
		Title:	Director

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL CREDIT SENIOR LOAN FUND

By THL Credit Advisors LLC, as Subadviser

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL Credit Wind River 2012-1 CLO Ltd.

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL CREDIT WIND RIVER 2013-1 CLO Ltd.

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL Credit Wind River 2013-2 CLO Ltd.

By THL Credit Advisors LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL Credit Wind River 2014-1 CLO Ltd.

By THL Credit Advisors LLC, as Investment Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
TEL Credit Wind River 2014-2 CLO Ltd.

BY: THL Credit Senior Loan Strategies LLC, as Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL Credit Wind River 2015-1 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, as Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL Credit Wind River 2015-2 CLO Ltd.

By: THL Credit Senior Loan Strategies LLC, its Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
THL Credit Wind River 2016-1 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, its Manager

	By:	/s/ James R. Fellows
		Name:	James R. Fellows
		Title:	Managing Director/Co-Head

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Trinitas CLO I, Ltd.

	By:	/s/ Gibran Mahmud
		Name:	Gibran Mahmud
		Title:	Chief Investment Officer of Triumph Capital Advisors, LLC As Asset Manager

For any Lender requiring a second signature block:

By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Trinitas CLO II, Ltd.

	By:	/s/ Gibran Mahmud
		Name:	Gibran Mahmud
		Title:	Chief Investment Officer

For any Lender requiring a second signature block:

By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Trinitas CLO III, Ltd.

	By:	/s/ Gibran Mahmud
		Name:	Gibran Mahmud
		Title:	Chief Investment Officer

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Trinitas CLO IV, Ltd.

	By:	/s/ Gibran Mahmud
		Name:	Gibran Mahmud
		Title:	Chief Investment Officer

For any Lender requiring a second signature block:

By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Trinitas CLO V, Ltd.

	By:	/s/ Gibran Mahmud
		Name:	Gibran Mahmud
		Title:	Chief Investment Officer

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	Universal-Investment-Gesellschaft MBH for Orion-Universal-Fonds

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

For any Lender requiring a second signature block:

By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Upland CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ Egan, Kevin
		Name:	Egan, Kevin
		Title:	Authorized Individual

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By:
Name:
Title:

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THE FOURTH AMENDMENT TO

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

BY: Octagon Credit Investors, LLC as Portfolio Manager

	By:	/s/ Kimberly Wong Lem
		Name:	Kimberly Wong Lem
		Title:	Director of Portfolio Administration

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
The United States Life Insurance Company In the City of New York

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
US Loan SV S.a.r.l.

	By:	/s/ Ashley Taylor
		Name:	Ashley Taylor
		Title:	Associate Credit Analyst

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By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
VALIDUS REINSURANCE LTD

BY: PineBridge Investments LLC Its Investment Manager

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
The Variable Annuity Life Insurance Company

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Venture IX CDO, Limited

BY: its investment advisor, MJX Asset Management LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Venture VII CDO Limited

BY: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Venture VIII CDO, Limited

BY: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

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THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Venture X CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Venture XI CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
VENTURE XII CLO, Limited

BY: its investment advisor MJX Asset Management LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
VENTURE XIX CLO, Limited

By: its investment advisor MJX Asset Management LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

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THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
VENTURE XVI CLO, Limited

By: its investment advisor MJX Asset Management LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Venture XVII CLO Limited

BY: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Venture XVIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
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DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Venture XXI CLO, Limited

By: its investment advisor MJX Asset Management LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
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DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Venture XXII CLO Limited

By: its investment advisor MJX Asset Management LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
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DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Venture XXIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

	By:	/s/ Michael Regan
		Name:	Michael Regan
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
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DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Vibrant CLO II, Ltd.

By: DFG Investment Advisers, Inc., as Portfolio Manager

	By:	/s/ Roberta Goss
		Name:	Roberta Goss
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Vibrant CLO III, Ltd.

BY: DFG Investment Advisers, Inc.

	By:	/s/ Roberta Goss
		Name:	Roberta Goss
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Vibrant CLO IV, Ltd.

By: DFG Investment Advisers, Inc., as Collateral Manager

	By:	/s/ Roberta Goss
		Name:	Roberta Goss
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
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DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
VIBRANT CLO, LTD.

By: DFG Investment Advisers, Inc. as Portfolio Manager

	By:	/s/ Roberta Goss
		Name:	Roberta Goss
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
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DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
ING Pioneer High Yield Portfolio

By: Pioneer Investment Management, Inc. As its adviser

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Vice President and Associate General
Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Western Asset Funds, Inc. - Western Asset Core Plus Bond
Fund

BY: Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO
THE FOURTH AMENDMENT TO
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DATED AS OF NOVEMBER 20, 2013
OF CWGS GROUP, LLC

Name of Lender:
Wasatch CLO Ltd

BY: Invesco Senior Secured Management, Inc. as Portfolio Manager

	By:	/s/ Kevin Egan
		Name:	Kevin Egan
		Title:	Authorized Individual

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Western Asset Bank Loan (Multi-Currency) Master Fund

	BY:	Western Asset Management Company as
Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Western Asset Bank Loan (Offshore) Fund

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Western Asset Corporate Loan Fund Inc.

	BY:	Western Asset Management Company as
Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

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THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Western Asset Floating Rate High Income Fund, LLC

	BY:	Western Asset Management Company as
Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Western Asset Funds, Inc. - Western Asset Total Return
Unconstrained Fund

	BY:	Western Asset Management Company as
Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Western Asset Funds, Inc. - Western Asset High Yield Fund

	BY:	Western Asset Management Company as
Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Legg Mason Partners Institutional Trust - Western Asset
SMASh Series EC Fund

	BY:	Western Asset Management Company as
Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Western Asset Strategic US$ High Yield Portfolio, LLC

	BY:	Western Asset Management Company as
Investment Manager and Agent

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:
Western Asset U.S. Bank Loan (Offshore) Fund

	By:	/s/ Justin Lau
		Name:	Justin Lau
		Title:	Bank Loan Specialist

For any Lender requiring a second signature block:

By:
Name:
Title:

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

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DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender:	York CLO-1 Ltd.

	By:	/s/ Rizwan Akhter
		Name:	Rizwan Akhter
		Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender: York CLO-2 Ltd.

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender: York CLO-3 Ltd.

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO

THE FOURTH AMENDMENT TO

THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 20, 2013

OF CWGS GROUP, LLC

Name of Lender: Z Capital Credit Partners CLO 2015-1 Ltd.

By:	Z Capital CLO Management L.L.C., its Portfolio Manager
By:	Z Capital Group, L.L.C., its Managing Member
By:	James J. Zenni, Jr., its President and CEO
By:	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President and CEO

For any Lender requiring a second signature block:

By:
Name:
Title:

SCHEDULE I

TERM COMMITMENT INCREASE

Incremental Term Lender	Term Commitment Increase
Goldman Sachs Bank USA	$135,000,000
Total	$135,000,000

EXHIBIT A

FORM OF HOLDINGS LLC AGREEMENT

EXHIBIT B

FORM OF TAX RECEIVABLE AGREEMENT